UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 29, 2026 (July 24, 2026)
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Change in Chief Financial Officer
On July 24, 2026, Jonathan Collins, the Executive Vice President & Chief Financial Officer of Clarivate Plc (the “Company”) resigned from his position, effective August 7, 2026. Mr. Collins' departure is not as a result of any disagreement with the Company, its management, its Board of Directors, or the Company’s independent auditors.
On July 29, 2026, the Company announced that Michael Easton, age 53, has been appointed as Executive Vice President & Chief Financial Officer, effective as of August 8, 2026.
Mr. Easton has more than 25 years of experience in finance and accounting. Mr. Easton has been at the Company since June 2022, currently serves as Senior Vice President, Finance & Chief Accounting Officer at the Company, and has been responsible for the Company’s global controllership, financial reporting, treasury and corporate FP&A functions. Between October 2012 and May 2022, Mr. Easton served as Senior Vice President, Financial Planning and Analysis at IHS Inc., where he oversaw corporate FP&A, as well as the product and regional finance teams across the Americas, Europe and Asia, and as Senior Vice President and Chief Accounting Officer at IHS Markit Ltd., where he led global accounting, financial reporting and finance operations functions following the merger between IHS Inc. and Markit Ltd. in July 2016. Mr. Easton spent more than 14 years with Ernst & Young, where he held positions of increasing responsibility in assurance services. Mr. Easton holds bachelor’s and master's degrees in accounting from Brigham Young University and is a Certified Public Accountant.
There are no transactions between the Company and Mr. Easton that are required to be disclosed under Item 404(a) of Regulation S-K.
In connection with his promotion and appointment as Executive Vice President & Chief Financial Officer of the Company, on July 28, 2026, the Company entered into a revised offer letter with Mr. Easton (the “Easton Offer Letter”). The Easton Offer Letter provides that Mr. Easton will receive an initial annual base salary of $600,000, a target annual incentive bonus opportunity equal to 100% of his base salary under the Company’s annual incentive plan (pro-rated for 2026 based on his positions during the year) and a target annual long-term equity incentive compensation opportunity for 2027 with a targeted aggregate grant date value equal to $2,000,000 composed of 50% performance-based share units (“PSUs”) and 50% restricted share units (“RSUs”), with the initial grant of such RSUs vesting ratably, subject to Mr. Easton’s continued service to the Company, over three years. He will also be eligible to participate in the other benefit plans generally made available to the Company’s senior executives. In addition, the Easton Offer Letter provides that, on August 15, 2026, Mr. Easton will be granted a one-time promotion equity award with an aggregate grant date value of $750,000 composed of 50% RSUs and 50% PSUs, with the grant of such RSUs vesting ratably, subject to Mr. Easton’s continued service to the Company, on March 15, 2027, March 15, 2028 and March 15, 2029, and the grant of such PSUs eligible to vest in the first fiscal quarter of 2029 based on achievement of applicable performance conditions.
The foregoing description of the agreement with Mr. Easton is only a summary and is qualified in its entirety by reference to the full text of the Easton Offer Letter, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2026.
Change in Chief Accounting Officer
On July 29, 2026, the Company announced that Matthew Lisowski, age 40, currently the Company’s Vice President, External Reporting and Technical Accounting, has been appointed as Senior Vice President, Chief Accounting Officer, effective as of August 8, 2026.
Mr. Lisowski has been with the Company as Vice President, External Reporting and Technical Accounting since June 2022. From September 2018 to June 2022, Mr. Lisowski served as Managing Director of Accounting Services for Eliassen Group, where he provided technical accounting advisory services for the Company and other clients in the Greater Philadelphia area. Prior to that, Mr. Lisowski served as Manager of Financial Reporting at InterDigital, Inc. from December 2012 until August 2018. Earlier in his career, Mr. Lisowski spent five years in assurance services at PriceWaterhouseCoopers. He has a Bachelor of Science in Accounting from the University of Notre Dame.
There are no transactions between the Company and Mr. Lisowski that are required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his promotion and appointment as Senior Vice President, Chief Accounting Officer of the Company, on July 28, 2026, the Company entered into a revised offer letter with Mr. Lisowski (the “Lisowski Offer Letter”). The Lisowski Offer Letter provides that Mr. Lisowski will receive an initial annual base salary of $350,000, a target annual incentive bonus opportunity equal to 50% of his base salary under the Company’s annual incentive plan (pro-rated for 2026 based on his positions during the year) and a target annual long-term equity incentive compensation opportunity for 2027 with a targeted aggregate grant date value equal to $350,000 composed of 35% PSUs and 65% RSUs, with the initial grant of such RSUs vesting ratably, subject to Mr. Lisowski’s continued service to the Company, over three years. He will also be eligible to participate in the other benefit plans generally made available to the Company’s senior executives. In addition, the Lisowski Offer Letter provides that, on August 15, 2026, Mr. Lisowski will be granted a one-time promotion equity award with an aggregate grant date value of $200,000 composed of 65% RSUs and 35% PSUs, with the grant of such RSUs vesting ratably, subject to Mr. Lisowski’s continued service to the Company, on March 15, 2027, March 15, 2028 and March 15, 2029, and the grant of such PSUs eligible to vest in the first fiscal quarter of 2029 based on achievement of applicable performance conditions.
The foregoing description of the agreement with Mr. Lisowski is only a summary and is qualified in its entirety by reference to the full text of the Lisowski Offer Letter.
Item 7.01 Regulation FD Disclosure.
On July 29, 2026, the Company announced that Michael Easton had been appointed as Executive Vice President & Chief Financial Officer, effective as of August 8, 2026.
The Company’s press release dated July 29, 2026 announcing the appointment of Michael Easton is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated July 29, 2026.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLARIVATE PLC

Date: July 29, 2026	By: /s/ John Doulamis
Name: John Doulamis
Title: Senior Vice President, General Counsel